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                                   EXHIBIT 32

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

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                                                                      EXHIBIT 32

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Anthony J. Monteverdi, Chairman, President and Chief Executive Officer and John
S. Lotardo, Chief Financial Officer and Controller of Flatbush Federal Bancorp, Inc. (the "Company") each certify in his capacity as an officer of the Company that he has reviewed the annual report of the Company on Form 10-KSB for the fiscal year ended December 31, 2003 and that to the best of his knowledge:

        (1) the report fully complies with the requirements of Sections 13(a) of the Securities Exchange Act of 1934; and

        (2) the information contained in the report fairly presents, in all material respects, the financial condition and results of operations.

The purpose of this statement is solely to comply with Title 18, Chapter 63,
Section 1350 of the United States Code, as amended by Section 906 of the Sarbanes-Oxley Act of 2002.



March 25, 2004               /s/ Anthony J. Monteverdi
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Date                         Anthony J. Monteverdi

                             Chairman, President and Chief Executive Officer


March 25, 2004               s/ John S. Lotardo
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Date                         John S. Lotardo

                             Chief Financial Officer and Controller